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Exhibit 10.11

                      FIFTH AMENDMENT TO CREDIT AGREEMENT
                           AND FORBEARANCE AGREEMENT

   THIS FIFTH AMENDMENT TO CREDIT AGREEMENT AND FORBEARANCE AGREEMENT (this "Agreement") is entered into as of January 14, 2002, by and among Ziff Davis Media Inc., a Delaware corporation (the "Borrower"), CIBC World Markets Corp., as lead arranger and bookrunner (the "Lead Arranger"), Bankers Trust Company, as syndication agent (the "Syndication Agent"), Fleet National Bank, as documentation agent (the "Documentation Agent"), Canadian Imperial Bank of Commerce, as administrative agent (the "Administrative Agent") and the other Credit Parties party hereto (the "Credit Parties").

                             W I T N E S S E T H:

   WHEREAS, the Borrower, the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties are parties to that certain Credit Agreement dated as of April 5, 2000, as amended by that certain First Amendment to Credit Agreement dated as of June 12, 2000, as amended by that certain Second Amendment to Credit Agreement dated as of July 19, 2000, as amended by that certain Third Amendment to Credit Agreement dated as of January 22, 2001, as amended by that certain Fourth Amendment to Credit Agreement and Reaffirmation Agreement dated as of July 13, 2001 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

   WHEREAS, the Borrower has requested, and the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties have agreed, (a) to forbear from the exercise of their remedies available under the Credit Agreement and the other Loan Documents on account of certain Defaults and Events of Default that have occurred and are continuing under the Credit Agreement (to the extent such Defaults and Events of Default are set forth on Schedule 1 attached hereto, hereinafter referred to as the "Specified Defaults"), and (b) to amend the Credit Agreement, in each case, to the extent set forth herein;

   NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, except as otherwise defined or limited herein, and further agree, subject to the conditions precedent to this Agreement hereinafter set forth, as follows:

   1.  Amendments to Article 1.

   (a) Article 1 of the Credit Agreement, Definitions, is hereby modified and amended by adding the following new definitions in appropriate alphabetical order:

      "Bond Interest Payment" shall mean the scheduled interest payment due on January 15, 2002, with respect to the Refinancing Securities.

      "Fifth Amendment" shall mean that certain Fifth Amendment to Credit Agreement and Forbearance Agreement dated as of the Fifth Amendment Date among the Borrower, the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the other Credit Parties party thereto.

      "Fifth Amendment Date" shall mean January 11, 2002.

      "Forbearance Period" shall have the meaning assigned to such term in the Fifth Amendment.

      "Incremental Term A Commitment" shall mean the several obligations of the Incremental Term Loan Lenders to advance the aggregate amount of each Term Loan Commitment Increase, if any, allocable to the Term A Commitment in accordance with their respective Incremental Term Loan Ratios, all pursuant to the terms hereof; provided, however, that the sum of all Incremental Term A Commitments issued hereunder shall not, at any time, exceed $10,512,483.57.

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      "Incremental Term B Commitment" shall mean the several obligations of the
   Incremental Term Loan Lenders to advance the aggregate amount of each Term Loan Commitment Increase, if any, allocable to the Term B Commitment in accordance with their respective Incremental Term Loan Ratios, all pursuant to the terms hereof; provided, however, that the sum of all Incremental Term B Commitments issued hereunder shall not, at any time, exceed $29,487,516.43.

      "Incremental Term Loan Ratios" shall mean the percentages in which the Incremental Term Loan Lenders are severally bound to make Advances to the Borrower under the Incremental Term A Commitment and the Incremental Term B Commitment, in either case upon the agreement of the Incremental Term Loan Lenders to fund any Term Loan Commitment Increase, based upon the ratios set forth, as of the Fifth Amendment Date, on Schedule 2 to the Fifth Amendment.

      "Incremental Term Loan Lenders" shall mean, as of any date of determination, those Lenders identified on Schedule 2 to the Fifth Amendment as 'Incremental Term Loan Lenders'.

      "Incremental Term Loans" shall mean, collectively, the Term A Loans, if any, advanced by the Incremental Term Loan Lenders under any Incremental Term A Commitment and the Term B Loans, if any, advanced by the Incremental Term Loan Lenders under any Incremental Term B Commitment.

      "Material Default" shall mean any Default or Event of Default that shall occur with respect to any of Section 6.1 (Monthly Financial Statements and Information), Section 6.2 (Quarterly Financial Statements and Information),
   Section 6.3 (Annual Financial Statements and Information), Section 6.4 (Performance Certificates), Section 9.1(b), Section 9.1(f) or Section 9.1(g).

      "Specified Default" shall have the meaning assigned to such term in the Fifth Amendment.

      "Term Loan Commitment Increase" shall mean an increase in the Term Loan Commitments to be provided by the Incremental Term Loan Lenders, based upon their respective Incremental Term Loan Ratios, at the request of the Borrower and allocated, on a pro rata basis determined as of the Fifth Amendment Date, between the Term A Commitment and the Term B Commitment, all pursuant to Section 2.1(e).

      "Term Loan Commitments" shall mean, collectively, the Term A Commitment and the Term B Commitment.

      "Unused Revolving Commitment" shall mean, on any calculation date, the excess of (a) the Revolving Commitment on such date, over (b) the sum (without duplication) of (i) the aggregate principal amount of the Revolving Loans then outstanding, (ii) the stated amount of Letters of Credit then outstanding, and (iii) obligations under Letters of Credit which the Borrower has not reimbursed.

   (b) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the definition of "Revolving Commitment" in its entirety and by substituting the following in lieu thereof:

      "Revolving Commitment" shall mean the several obligations of certain of the Lenders to advance the sum of $20,000,000 (as of the Fifth Amendment
   Date) to the Borrower, on or after the Agreement Date, in accordance with their respective Revolving Commitment Ratios and as such amount may be reduced from time to time, all pursuant to the terms hereof.

   (c) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the definition of "Term A Commitment" in its entirety and by substituting the following in lieu thereof:

      "Term A Commitment" shall mean the sum of (a) the several obligations of certain of the Lenders to advance the sum of $44,468,120.56 to the Borrower, in accordance with their respective Term A Commitment Ratios, all pursuant to the terms hereof, plus (b) the sum of the Incremental Term A Commitments issued hereunder.

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   (d)  Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the definition of "Term A Commitment Ratios" in its entirety and by substituting the following in lieu thereof:

      "Term A Commitment Ratios" shall mean the percentages in which certain of the Lenders (including, without limitation, the Incremental Term Loan Lenders) are severally bound to make Advances to the Borrower under the Term A Commitment.

   (e) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the definition of "Term A Loans" in its entirety and by substituting the following in lieu thereof:

      "Term A Loans" shall mean, collectively, the amounts advanced by certain of the Lenders (including, without limitation, the Incremental Term Loan Lenders) to the Borrower under the Term A Commitment, not to exceed, in the aggregate, the amount of the Term A Commitment.

   (f) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the definition of "Term B Commitment" in its entirety and by substituting the following in lieu thereof:

      "Term B Commitment" shall mean the sum of (a) the several obligations of certain of the Lenders to advance the sum of $124,733,078.10 to the Borrower in accordance with their respective Term B Commitment Ratios, all pursuant to the terms hereof, plus (b) the sum of the Incremental Term B Commitments issued hereunder.

   (g) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the definition of "Term B Commitment Ratios" in its entirety and by substituting the following in lieu thereof:

      "Term B Commitment Ratios" shall mean the percentages in which certain of the Lenders (including, without limitation, the Incremental Term Loan Lenders) are severally bound to make Advances to the Borrower under the Term B Commitment.

   (h) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the definition of "Term B Loans" in its entirety and by substituting the following in lieu thereof:

      "Term B Loans" shall mean, collectively, the amount advanced by certain of the Lenders (including, without limitation, the Incremental Term Loan Lenders) to the Borrower under the Term B Commitment, not to exceed, in the aggregate, the amount of the Term B Commitment.

   (i) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the definition of "Term Loans" in its entirety and by substituting the following in lieu thereof:

      "Term Loans" shall mean, collectively, the Term A Loans and the Term B Loans, and shall include any Incremental Term Loans advanced pursuant to the terms of this Agreement.

   2.  Amendments to Section 2.1.

   (a) Section 2.1 of the Credit Agreement, The Loans, is hereby modified and amended by deleting the introductory paragraph thereto and by substituting the following in lieu thereof:

      "Section 2.1 The Loans. Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, (x) the Lenders will have extended and agree, severally in accordance with their respective Commitment Ratios and not jointly, to make Loans to the Borrower in an aggregate principal amount not to exceed $189,201,198.66, and (y) the Incremental Term Loan Lenders may, in their sole discretion, agree, severally in accordance with their respective Incremental Term Loan Ratios and not jointly, to make Incremental Term Loans to the Borrower in an aggregate principal amount not to exceed $40,000,000, pursuant to clause (e) of this Section 2.1."


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   (b)  Section 2.1 of the Credit Agreement, The Loans, is hereby further modified and amended by (i) adding the phrase "then outstanding" at the end of the first sentence of clause (b) thereof and (ii) deleting the proviso at the end of the second sentence of clause (b) and substituting "provided, however, except as set forth in clause (e) below, there shall be no increase in the aggregate principal amount outstanding under the Term A Commitment at any time after the Agreement Date" in lieu thereof.

   (c) Section 2.1 of the Credit Agreement, The Loans, is hereby further modified and amended by (i) adding the phrase "then outstanding" at the end of the first sentence of clause (c) thereof and (ii) deleting the proviso at the end of the second sentence of clause (c) and substituting "provided, however, except as set forth in clause (e) below, there shall be no increase in the aggregate principal amount outstanding under the Term B Commitment at any time after the Agreement Date" in lieu thereof.

   (d) Section 2.1 of the Credit Agreement, The Loans, is hereby further modified and amended by adding the following clause (e) at the end thereof:

      "(e) The Incremental Term Loans. During the Forbearance Period and after expiration of the Forbearance Period to the extent set forth in this
   Section 2.1(e), the Borrower may from time to time request that the Incremental Term Loan Lenders agree, in the exercise of their sole discretion, to a Term Loan Commitment Increase. Notwithstanding any prior expiration of the Forbearance Period and so long as no Material Default shall have occurred, the Borrower may request that the Incremental Term Loan Lenders agree, in the exercise of their sole discretion, to a Term Loan Commitment Increase the proceeds of which would be used solely to fund the Bond Interest Payment on or before February 12, 2002. To the extent that the Incremental Term Loan Lenders shall agree, in their sole discretion, to fund any Term Loan Commitment Increase requested by the Borrower, the Incremental Term Loan Lenders agree, severally in accordance with their respective Incremental Term Loan Ratios and not jointly, upon the terms and subject to the conditions of this Agreement, to lend to the Borrower (A) Term A Loans in an amount equal to the Incremental Term A Commitment allocable to such Term Loan Commitment Increase and (B) Term B Loans in an amount equal to the Incremental Term B Commitment allocable to such Term Loan Commitment Increase. Notwithstanding anything to the contrary contained in this Agreement, the effectiveness of any Term Loan Commitment Increase shall require only the consent of the Incremental Term Loan Lenders."

   3. Amendment to Section 2.2. Section 2.2 of the Credit Agreement, Manner of Borrowing and Disbursement, is hereby modified and amended by adding the following new clause (f) at the end thereof:

      "(f)  Incremental Term Loans.

           "(i) In the case of any request for a Term Loan Commitment Increase, the Borrower shall give the Administrative Agent irrevocable prior written notice of such request in the form of a Request for Advance, or telephonic notice followed promptly by a Request for Advance. Any request for a Term Loan Commitment Increase for the purpose of making the Bond Interest Payment shall be made on or before February 12, 2002, and shall include irrevocable instructions to the Administrative Agent to disburse the proceeds of the requested Term Loan Commitment Increase on behalf of the Borrower directly to the trustee for the Refinancing Securities to fund the Bond Interest Payment. In the event that the Borrower shall give the Administrative Agent telephonic notice, but shall fail to confirm such telephonic notice with a written Request for Advance, such failure shall not invalidate any notice so given, but shall not obviate the Borrower's obligation hereunder to provide the Administrative Agent with written notice. The Administrative Agent shall notify each Incremental Term Loan Lender of such Request for Advance pursuant to clause (d) above. Following their receipt of such notice, the Incremental Term Loan Lenders shall either
   (i) make available to the Administrative Agent at the Administrative Agent's Office, or at such account as the Administrative Agent shall designate, Advances of the Term Loans, based upon their respective Incremental Term Loan Ratios, in the aggregate principal amount of the requested Term Loan Commitment Increase to be disbursed to the Borrower pursuant to clause (e) above or (ii) notify the Administrative Agent that the Incremental Term Loan Lenders do not agree to provide the requested Term

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   Loan Commitment Increase. Notwithstanding any term or provision of this
   Agreement which may be construed to the contrary, each Term Loan Commitment Increase shall be in a principal amount of at least $5,000,000.

           "(ii) Unless the Borrower shall make the Bond Interest Payment solely from the proceeds of Advances made under a Term Loan Commitment Increase requested by the Borrower for the purpose of making the Bond Interest Payment, the making of the Bond Interest Payment shall be deemed irrevocably to be a request for a Term Loan Commitment Increase on the date thereof in the aggregate amount of the Bond Interest Payment. To the extent that the Incremental Term Loan Lenders agree to any such Term Loan Commitment Increase, the proceeds of Advances of the Incremental Term Loans shall be disbursed to the Borrower pursuant to clause (e) above and shall bear interest initially as Base Rate Advances. The Incremental Term Loan Lenders shall have no obligation to the Borrower to honor any such deemed Request for Advance, but may do so in their sole discretion.

           "(iii) Notwithstanding anything to the contrary contained in this Agreement, the Incremental Term Loan Lenders shall not be required to act upon any request by the Borrower for a Term Loan Commitment Increase within any specified time period and may elect to fund any requested Term Loan Commitment Increase in their sole discretion. No Incremental Term Loan Lender shall be obligated to fund its portion of a requested Term Loan Commitment Increase unless (x) all of the Incremental Term Loan Lenders agree to fund such Term Loan Commitment Increase and, (y) except with respect to any Term Loan Commitment Increase requested or deemed requested to fund the Bond Interest Payment, the Forbearance Period shall then be in effect."

   4. Amendment to Section 2.3. Section 2.3(d) of the Credit Agreement, Interest Upon Default, is hereby modified and amended by adding the following sentence at the end thereof:

      "Notwithstanding anything to the contrary contained herein, during the Forbearance Period, interest on the Obligations shall accrue at the Default Rate."

   5. Amendment to Section 2.4. Section 2.4(b) of the Credit Agreement, Commitment Fees, is hereby modified and amended by deleting the reference to "Available Revolving Commitment" therein and by substituting "Unused Revolving Commitment" therefor.

   6.  Amendment to Section 2.7.

   (a) Section 2.7 of the Credit Agreement, Mandatory Repayments, is hereby modified and amended by deleting the reference to "March 31, 2002" from clause
(a) and by substituting "December 31, 2001" in lieu thereof.

   (b) Section 2.7 of the Credit Agreement, Mandatory Repayments, is hereby further modified and amended by deleting clause (b)(viii) in its entirety and by substituting the following in lieu thereof:

      "(viii)  Notwithstanding anything to the contrary contained in this
   Section 2.7(b), during the Amendment Period, if the Borrower, InternetCo, LaunchCo or any of their respective Subsidiaries shall sell, transfer or otherwise dispose of (including, without limitation, by way of condemnation or casualty to the extent not otherwise covered by insurance), any of its Assets with Net Proceeds in excess of $500,000 in the aggregate during the period commencing on the Fifth Amendment Date through the expiration of the Amendment Period (including, without limitation, any Equity Interests in LaunchCo, but not including (A) the issuance of Equity Interests in InternetCo or any of its Subsidiaries, (B) the sale by the Borrower or any of its Subsidiaries of Equity Interests in InternetCo or any of its Subsidiaries to the extent that the Borrower shall have certified to the Agents that the Net Proceeds received by the Borrower or any of its Subsidiaries in connection therewith shall have simultaneously been re-invested in InternetCo or such Subsidiary of InternetCo, as applicable,
   (C) the sale of obsolete equipment and inventory, (D) the sale, transfer or other disposition of fixed Assets that are replaced by property of substantially equivalent value in the ordinary course of business, (E) the sale or lease of databases, software, subscriber lists or office or

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   laboratory space, or the licensing of intellectual property, in each case in the ordinary course of business, (F) the sale of Cash Equivalents, or
   (G) the sale or discount of accounts receivable in connection with compromise or collection (but not in connection with accounts receivable securitizations or similar transactions)), one hundred percent (100%) of the Net Proceeds from such sale, transfer or other disposition shall, (x) in the case of Net Proceeds received by the Borrower, be applied, and (y) in the case of Net Proceeds received by InternetCo, LaunchCo or any applicable Subsidiaries of the Borrower, be promptly distributed on a pro rata basis to all of such Person's equity holders and upon the Borrower's receipt of its pro rata share of any such Net Proceeds, be applied, in either case, to permanently reduce the Loans pursuant to Section 2.7(e) hereof; provided, however, that to the extent InternetCo shall distribute to the Borrower any Net Proceeds received by it in connection with the issuance of Equity Interests in InternetCo or any of its Subsidiaries, such Net Proceeds shall be applied to permanently reduce the Loans pursuant to Section 2.7(e) hereof."

   7. Amendment to Section 2.8. Section 2.8 of the Credit Agreement, Notes; Loan Accounts, is hereby modified and amended by adding the following sentence at the end of clause (a) thereof:

      "In the event that the Incremental Term Loan Lenders shall agree to fund any Term Loan Commitment Increase, any Incremental Term Loan Lender may request that the Borrower issue replacement Notes to the order of such Incremental Term Loan Lender reflecting the amount of such Incremental Term Loan Lender's increased Term A Commitment and increased Term B Commitment under this Agreement."

   8. Amendment to Section 2.9. Section 2.9 of the Credit Agreement, Manner of Payment, is hereby modified and amended by adding the following new clause
(e) at the end thereof:

      "(e) Notwithstanding anything to the contrary contained in this Agreement, the Incremental Term Loan Lenders shall decline any scheduled repayments and any mandatory or voluntary prepayments of the Incremental Term Loans or any of their other Term Loans subject to any participation arrangements with the Controlling Shareholders and the Co-Investors, or any of them, in each such case, the amount of such repayment or prepayment, as applicable, shall be applied, on a pro rata basis, to prepay the Term A Loans (other than the Term A Loans advanced by the Incremental Term Loan Lenders under any Incremental Term A Commitment and the Term A Loans subject to such participation arrangements) and the Term B Loans (other than the Term B Loans advanced by the Incremental Term Loan Lenders under any Incremental Term B Commitment and the Term B Loans subject to such participation arrangements) then outstanding."

   9. Amendment to Section 3.2. Section 3.2 of the Credit Agreement, Conditions Precedent to Each Advance, is hereby deleted in its entirety and the following substituted therefor:

      "Section 3.2 Conditions Precedent to Each Advance. The obligation of the Lenders to make each Advance (including the initial Advance hereunder and any Advance of the Incremental Term Loans) is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such Advance:

      "(a) All of the representations and warranties made by or with respect to Holdco, the Borrower and its Subsidiaries, or any of them, under this Agreement and the other Loan Documents, which, pursuant to Section 4.2 hereof, are made at and as of the time of such Advance, shall be true and correct at such time in all material respects, both before and after giving effect to the application of the proceeds of such Advance unless specifically relating to an earlier date; and

      "(b) There shall not exist, on the date of the making of such Advance and after giving effect to the application of the proceeds of such Advance, a Default or Event of Default hereunder (other than (x) during the Forbearance Period, any Specified Default and (y) with respect to any Advance of the Incremental Term Loans the proceeds of which shall be used to fund the Bond Interest Payment, whether such Advance is

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   made during or after expiration of the Forbearance Period, any Default or
   Event of Default other than a Material Default), and the Administrative Agent shall have received a Request for Advance signed by an Authorized Signatory so certifying, which Request for Advance shall also (except with respect to Advances of the Incremental Term Loans made during the Forbearance Period or after expiration of the Forbearance Period for the purpose of funding the Bond Interest Payment) provide calculations demonstrating the Borrower's compliance with Sections 8.1 and 8.2 hereof before and after giving effect to such Advance."

   10. Amendment to Section 4.1. Section 4.1(l) of the Credit Agreement, No Adverse Change, is hereby modified and amended by deleting the reference to "December 31, 1999" and by substituting "the Fifth Amendment Date" therefor.

   11. Amendment to Section 5.4. Section 5.4 of the Credit Agreement, Accounting Methods and Financial Records, is hereby modified and amended by deleting the reference to "March 31" from the last sentence thereof and by substituting "December 31" therefor.

   12. Amendment to Section 5.8. Section 5.8 of the Credit Agreement, Use of Proceeds, is hereby modified and amended by (a) adding "(other than Advances of the Incremental Term Loans)" immediately prior to clause (a) in the first sentence thereof and (b) inserting the following new sentence immediately after the first sentence thereof:

      "The Borrower will use the aggregate proceeds of all Advances of the Incremental Term Loans for working capital and other general corporate purposes of the Restricted Group and, to the extent permitted herein, the Unrestricted Subsidiaries."

   13. Amendment to Section 6.1. Section 6.1 of the Credit Agreement, Monthly Financial Statements, is hereby deleted in its entirety and the following substituted therefor:

      "Section 6.1 Monthly Financial Statements and Information. With respect to each month ending during the Amendment Period (including, without limitation, September 30, 2002) and with respect to the month ending November 30, 2002, within thirty (30) days after the last day of each such month, (a) the unaudited balance sheets of the Borrower, on a consolidated basis with the Restricted Subsidiaries, and the related statements of operations and the related statements of cash flows of the Borrower, on a consolidated basis with the Restricted Subsidiaries, and the unaudited income statement of the Borrower, on a consolidated basis with the Restricted Subsidiaries, and (b) the related revenue and EBITDA on a consolidating (by publication) basis, in all cases for such month and for the elapsed portion of the year ended with the last day of such month, which shall set forth in comparative form such figures as at the end of and for such month and the corresponding month during the preceding fiscal year and as against the figures set forth for such month in the Borrower's business plan provided to the Credit Parties pursuant to Section 6.5(c) hereof, and shall be certified by a Principal Officer to be, in his or her opinion, complete and correct in all material respects and to present fairly in all material respects, in accordance with GAAP, the financial position of the Borrower, on a consolidated and consolidating (by publication) basis, as at the end of such period and the results of operations for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end adjustments and the absence of footnotes."

   14. Amendment to Section 6.4. Section 6.4 of the Credit Agreement, Performance Certificates, is hereby deleted in its entirety and the following substituted therefor:

      "Section 6.4  Performance Certificates.

      "(a)  At the time the financial statements are furnished pursuant to
   Section 6.1 hereof, a Performance Certificate:

           "(i) setting forth as at the end of such fiscal month, (A) the arithmetical calculations required to establish whether the Borrower was in compliance with the requirements of Section 8.1 and Section 8.2

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       hereof and (B) to the extent that the Borrower or any of the Restricted
       Subsidiaries shall have made any payment during such fiscal month to cover operating expenses incurred in the ordinary course of business which are allocable to the operations of any Unrestricted Subsidiary, evidence that the Borrower shall have received (whether during or prior to such fiscal month) (I) proceeds of any Incremental Term Loans permitted to be invested in the Unrestricted Subsidiaries pursuant to
       Section 7.2 hereof or (II) Specified Equity Contributions, in either case in an amount sufficient to cover such operating expenses and not used for other purposes;

           "(ii) stating that, to the best of his or her knowledge, no Default or Event of Default (other than any Specified Default) has occurred as at the end of such period, or, if a Default or an Event of Default (other than a Specified Default) has occurred, disclosing each such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrower with respect to such Default or Event of Default; and

           "(iii) accompanied by a forecast of weekly cash receipts and disbursements, (x) during the Forbearance Period, for the period commencing on the first day of the immediately succeeding fiscal month through March 29, 2002, and (y) at all other times, for the immediately succeeding fiscal month, in each case, certified as reasonable by a Principal Officer of the Borrower.

      "(b)  At the time the financial statements are furnished pursuant to
   Section 6.2 hereof, a Performance Certificate:

           "(i) setting forth as at the end of such fiscal quarter, the arithmetical calculations required to establish (A) whether the Borrower was in compliance with the requirements of the Financial Covenants, and
       (B) after the expiration of the Amendment Period, the Applicable Margin;

           "(ii) setting forth a summary of all Investments received by (x) any member of the InternetCo Group (other than from any other member of the InternetCo Group), (y) any member of the LaunchCo Group (other than from any other member of the LaunchCo Group) and (z) any Consumer Publication Joint Venture, in each case during the applicable fiscal quarter, which summary shall (A) include the total amount of all such Investments received from and after the Agreement Date, (B) identify the Person making such Investment, and (C) with respect to Investments made by the Borrower or any of its Subsidiaries, indicate whether each such Investment was funded with Specified Equity Contributions or proceeds of any Incremental Term Loans permitted to be invested in the Unrestricted Subsidiaries pursuant to Section 7.2; and

           "(iii) stating that, to the best of his or her knowledge, no Default or Event of Default (other than, during the Forbearance Period, any Specified Default) has occurred as at the end of such period, or, if a Default or an Event of Default (other than, during the Forbearance Period, any Specified Default) has occurred, disclosing each such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrower with respect to such Default or Event of Default."

   15. Amendment to Section 6.5. Section 6.5 of the Credit Agreement, Other Reports, is hereby modified and amended by deleting clause (c) in its entirety and by substituting the following in lieu thereof:

      "(c) Annually, and in no event later than January 31 of any year, a copy of the Borrower's annual business plan and updated financial projections for itself and the Restricted Subsidiaries for such fiscal year."

   16.  Amendments to Section 7.1.

   (a) Section 7.1 of the Credit Agreement, Indebtedness, is hereby modified and amended by deleting clause (l) in its entirety and by substituting the following in lieu thereof:

      "(l)  [Intentionally Omitted];"

   (b) Section 7.1 of the Credit Agreement, Indebtedness, is hereby further modified and amended by deleting clause (a) in its entirety and by substituting the following in lieu thereof:

      "(a) Indebtedness under this Agreement and the other Loan Documents; provided that during the Forbearance Period and after expiration of the Forbearance Period to the extent set forth in Section 2.1(e), the Borrower may incur Indebtedness represented by the Incremental Term Loans notwithstanding the existence of any Default or Event of Default;"

   17. Amendment to Section 7.2. Section 7.2 of the Credit Agreement, Investments, is hereby modified and amended by deleting clause (v) from the final paragraph thereof (starting "Notwithstanding anything to the contrary contained in this Agreement, the following shall apply") and by substituting the following in lieu thereof:

      "(v) during the Amendment Period, all Investments or loans made by the Restricted Group in or to any member of the InternetCo Group, any member of the LaunchCo Group or any Foreign Subsidiary shall be subject to consent of the Required Lenders; provided, however, that, notwithstanding the foregoing consent requirement,

           "(I) the Borrower and its Restricted Subsidiaries may make Investments in the Unrestricted Subsidiaries and in the Joint Venture Subsidiaries (other than, except to the extent permitted pursuant to clause (x) below, the Consumer Publication Joint Ventures) with Specified Equity Contributions;

           "(II) so long as no Default or Event of Default (other than, during the Forbearance Period, any Specified Default) then exists or would be caused thereby, the Borrower and its Subsidiaries may make Investments in Unrestricted Subsidiaries funded by the proceeds of any Incremental Term Loans to the extent such proceeds have not been used for any other purpose in an aggregate amount not to exceed, together with the amount of any Investments in Unrestricted Subsidiaries made pursuant to the immediately succeeding clause (III) and funded by the proceeds of any Incremental Term Loans, $10,000,000 in the aggregate during the term of this Agreement; and

           "(III) the Borrower may make Investments in any Unrestricted Subsidiary to cover operating expenses incurred in the ordinary course of business which are allocable to the operations of such Unrestricted Subsidiary to the extent that the Borrower shall have received (A) Specified Equity Contributions or (B) so long as no Default or Event of Default (other than, during the Forbearance Period, any Specified Default) then exists or would be caused thereby, proceeds of any Incremental Term Loans, in either case in an amount sufficient to cover such operating expenses and not used for other purposes; provided that the aggregate amount of any such Investments funded by the proceeds of any Incremental Term Loans shall not, together with any Investments in Unrestricted Subsidiaries made pursuant to the immediately preceding clause (II), exceed $10,000,000 in the aggregate during the term of this Agreement;"

   18.  Amendments to Article 8.

   (a) Section 8.1 of the Credit Agreement, Total Leverage Ratio, is hereby modified and amended by inserting "After expiration of the Forbearance Period," at the beginning of clause (a) thereof.

   (b) Section 8.2 of the Credit Agreement, Senior Leverage Ratio, is hereby modified and amended by inserting "After expiration of the Forbearance Period," at the beginning of clause (a) thereof.

   (c) Section 8.3 of the Credit Agreement, Interest Coverage Ratio, is hereby modified and amended by inserting "After expiration of the Forbearance Period," at the beginning of such Section.

   (d) Section 8.4 of the Credit Agreement, Fixed Charge Coverage Ratio, is hereby modified and amended by inserting "After expiration of the Forbearance Period," at the beginning of such Section.

   19. Amendment to Section 12.2. Section 12.2 of the Credit Agreement, Expenses, is hereby modified and amended by deleting clause (d) in its entirety and by substituting the following in lieu thereof:

      "(d) from and after and during the occurrence of an Event of Default (including, without limitation, during the Forbearance Period), (i) all reasonable legal and other out-of-pocket expenses of the Credit Parties incurred in connection with the enforcement of this Agreement and the other Loan Documents, (ii) all reasonable legal and other out-of-pocket expenses of the Credit Parties incurred in connection with any restructuring or "work out" of, or bankruptcy proceeding relating to, the transactions contemplated by this Agreement or the other Loan Documents, including, but not limited to, the reasonable fees and disbursements of any experts, agents or consultants and of counsel for the Credit Parties, and any exercise by any of the Credit Parties of their respective remedies provided for in this Agreement or the other Loan Documents, (iii) all reasonable fees and expenses of the financial advisor engaged by counsel for the Administrative Agent in connection with the Fifth Amendment, and (iv) all reasonable out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and expenses) of the Administrative Agent and each of the Incremental Term Loan Lenders incurred in connection with the negotiation, preparation and execution of any documentation relating to, and any administration of, any participation arrangements between the Incremental Term Loan Lenders and any of the Controlling Shareholders and Co-Investors."

   20. Amendment to Section 12.5. Section 12.5 of the Credit Agreement, Successors and Assigns; Participations and Assignments, is hereby modified and amended by adding the following proviso at the end of the second sentence of clause (c) thereof:

      "; provided further that notwithstanding anything to the contrary contained herein, with respect to any assignment of any Term Loans by an Incremental Term Loan Lender, such assignment shall be made on a pro rata basis between the Incremental Term Loans and the Term Loans (other than the Incremental Term Loans) of such Incremental Term Loan Lender, and while it shall not be required that such assignment of the Term Loans (other than the Incremental Term Loans) be made on a pro rata basis between Term A Loans and Term B Loans, it shall be required that any assignment of the Incremental Term Loans be made pro rata between Term A Loans and Term B Loans and it shall further be required that a pro rata share of the obligation of the assigning Incremental Term Loan Lender to consider funding a Term Loan Increase be likewise assigned."

   21.  Forbearance.

   (a) For the period beginning as of the Effective Date and ending at the earlier of (i) 5:00 p.m. (Eastern time) on February 12, 2002 (the "Expiration Date"), as such date may be extended pursuant to clause (e) below, and (ii) the date upon which a Forbearance Default (as defined below) shall occur (such period herein referred to as the "Forbearance Period"), the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties, without waiving, curing or ceasing the continuance of the Specified Defaults, hereby agree to forbear from the exercise of their rights and remedies available under the Credit Agreement and the other Loan Documents on account of the Specified Defaults. Except as expressly limited herein, the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties hereby expressly reserve all of their rights and remedies under the Credit Agreement and the other Loan Documents and under Applicable Law with respect to the Specified Defaults.

   (b) The Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties hereby further agree that the Administrative Agent shall not deliver any notice to the trustee for the Refinancing Securities the effect of which would be to restrict payment of the Bond Interest Payment and to commence the "Blockage Period" provided for in the indenture for the Refinancing Securities (a "Blockage Notice") unless (i) a Material Default shall have occurred or (ii) any default or event of default by any of the Participants (as defined in the Participation Agreement referenced herein) shall have occurred under that certain Participation Agreement dated as of the Effective Date among the Incremental Term Loan Lenders and the

Participants (as defined therein) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement"). In the event that the Bond Interest Payment shall not have been made with the proceeds of a Term Loan Commitment Increase by 5:00 p.m. (Eastern time) on February 12, 2002, the Administrative Agent shall deliver a Blockage Notice to the trustee for the Refinancing Securities based upon the existence of the Specified Defaults and any other Events of Default occurring after the Fifth Amendment Date.

   (c) The agreement by the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties to grant the forbearance herein shall be effective only with respect to the Specified Defaults and shall automatically cease to be of any force or effect, and except to the extent set forth in the foregoing clause (b), the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties shall be entitled to exercise all of their rights and remedies under the Credit Agreement and the other Loan Documents and under Applicable Law, in the event that (i) any Default or Event of Default (other than any Specified Default) shall occur or exist under the Credit Agreement or any of the other Loan Documents or (ii) any default or event of default by any of the Participants (as defined in the Participation Agreement) shall occur under the Participation Agreement (each such event referred to in the foregoing clauses
(i) and (ii) being herein referred to as a "Forbearance Default").

   (d) The agreement by the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties to grant the forbearance herein shall not be construed to limit in any manner the effectiveness of any restriction or limitation set forth in the Credit Agreement and the other Loan Documents which is applicable to the Borrower and its Subsidiaries and permits the Borrower and its Subsidiaries to engage in certain activities only during the absence of any Default or Event of Default, other than to the extent any such activity may be expressly permitted by this Agreement. Such restrictions and limitations shall remain in full force and effect notwithstanding the existence of the Forbearance Period.

   (e) So long as (i) no Forbearance Default shall have occurred and (ii) the Borrower shall have made the Bond Interest Payment on or before February 12, 2002, the Expiration Date with respect to the Forbearance Period shall automatically extend to 5:00 p.m. (Eastern time) on March 15, 2002, without any further action necessary on the part of the Borrower, the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent or any of the Credit Parties. The parties hereto may further extend the Forbearance Period, but the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties shall be under no obligation to do so. Any additional extension of the Forbearance Period shall be in the sole discretion of the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties and, if granted, shall be evidenced by a written instrument executed by the Required Lenders.

   (f) clause (b) above, (i) the forbearance granted herein is not and shall not be deemed to constitute an undertaking by the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties, or any of them, to forbear or refrain at any time from exercising any and all rights and remedies available to them under the Credit Agreement or any of the other Loan Documents or under Applicable Law upon the occurrence of any Forbearance Default or the failure to comply with any terms of this Agreement and (ii) it shall not seek to distrain or otherwise hinder, delay, or impair the Administrative Agent's efforts to realize upon the Collateral, or otherwise to enforce its rights and remedies pursuant to the Credit Agreement and the other Loan Documents. The provisions of this paragraph shall be specifically enforceable by the Administrative Agent.

   22. No Other Amendments or Forbearance. Except for the amendments and forbearance expressly set forth above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties hereby reserve the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future. Except as otherwise expressly provided herein, this Agreement shall not be construed to: (a) impair the validity, perfection or priority of any Lien or security interest securing the Obligations; (b) waive or impair any rights, powers or remedies of the Lead Arranger, the

Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties under the Credit Agreement and the other Loan Documents upon termination of the Forbearance Period, with respect to the Specified Defaults or otherwise; or (c) constitute a waiver of any right of the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent or the Credit Parties to insist on strict compliance by the Borrower with each and every term, condition and covenant of this Agreement and the other Loan Documents.

   23. Reaffirmation. Each of the Borrower and the Guarantors (each a "Pledge Party") acknowledges and agrees that the security and other interests granted to the Administrative Agent and the other Credit Parties pursuant to the Loan Documents to which each respective Pledge Party is a signatory prior to the date hereof shall remain outstanding and in full force and effect in accordance with the Loan Documents, and shall continue to secure the Obligations, and that the security and other interests granted to the Administrative Agent and the other Credit Parties thereby are hereby ratified, confirmed and continued by execution and delivery hereof. The Loan Documents shall remain extant and in full force and effect following the execution and delivery of this Amendment and the other Loan Documents executed in connection therewith, and each of the Pledge Parties hereby ratifies and confirms its respective obligations thereunder. The Borrower hereby acknowledges that, as of the Effective Date, principal in the amount of $189,201,198.66, plus accrued interest and applicable fees and expenses, was owing by the Borrower under the Credit Agreement, and further acknowledges its unconditional liability for the such amounts, without offset, defense or counterclaim.

   24. Upfront Fee. The Borrower hereby agrees to pay, upon the Effective Date (as defined in Section 25 below), an upfront fee (the "Upfront Fee") to the Incremental Term Loan Lenders in an amount equal to 2.00% of the aggregate principal amount that the Incremental Term Loan Lenders shall agree, as of the Effective Date, to provide to the Borrower, from time to time in their sole discretion, in respect of Term Loan Commitment Increases. The Upfront Fee shall be allocated among the Incremental Term Loan Lenders based upon their respective Incremental Term Loan Ratios. The Upfront Fee shall be fully earned when due and non-refundable when paid.

   25. Conditions to Effectiveness. This Agreement shall be effective as of the date first written above (the "Effective Date") upon (a) the Administrative Agent's receipt of a counterpart hereof duly executed by the Borrower, the Guarantors and the Required Lenders and (b) upon the occurrence of each of the following terms and conditions:

   (a) The Administrative Agent shall have received each of the following in form and substance satisfactory to the Administrative Agent and its counsel:

      (i) The legal opinion of Kirkland & Ellis, as counsel to the Borrower Parties, in connection with the transactions contemplated by this Agreement, addressed to the Administrative Agent and the other Credit Parties; and

      (ii) Evidence that the Borrower shall have filed with the United States Copyright Office documentation sufficient to assign of record the Copyrights (as defined in the Intellectual Property Security Agreement) from the Seller to Pub Holdco.

   (b) The Administrative Agent shall have received a copy of the Borrower's financial forecast of cash receipts and disbursements for the period from January 1, 2002 through March 29, 2002.

   (c) The Credit Parties shall have received payment of all fees and expenses (including, without limitation, the Upfront Fee) due and payable on the Fifth Amendment Date in respect of the Credit Agreement, this Agreement and the transactions contemplated hereby and thereby.

   (d) No event shall have occurred since July 13, 2001, which shall have had a Materially Adverse Effect on the Borrower and its Restricted Subsidiaries taken as a whole, except with respect to (i) the existence of the Specified Defaults and (ii) the decline in the Borrower's business attributable to the reduction in advertising pages and circulation, in each case, resulting from market conditions existing as of and preceding the Effective Date.

   (e) The Administrative Agent shall have received such other information, documents, instruments or approvals as the Administrative Agent or its counsel may reasonably require.

   26. Representations and Warranties. The Borrower, for itself and on behalf of each of its Subsidiaries, agrees, represents and warrants in favor of the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties that:

   (a) This Agreement has been executed and delivered by duly authorized representatives of the Borrower and the Guarantors, and the Credit Agreement, as modified and amended by this Agreement, constitutes a legal, valid and binding obligation of the Borrower and is enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by the application of general equitable principles;

   (b) PubCo has sold or otherwise disposed of the Equity Interest owned by it in MacWorld, and as a result thereof, all references in the Credit Agreement to "MacWorld" are of no further force or effect (including, without limitation, all references to MacWorld contained in Sections 7.1 and 7.2 of the Credit Agreement);

   (c) After giving effect to this Agreement, no Default or Event of Default (other than the Specified Defaults) shall have occurred and be continuing, and the Borrower has made full disclosure to the Administrative Agent of all Defaults and Events of Default existing as of Effective Date as is required under Section 6.6(c) of the Credit Agreement;

   (d) No event contemplated in connection with this Agreement has occurred, which has not been consented to or waived, the occurrence of which constitutes, or with the passage of time or giving of notice or both would constitute, a material default by the Borrower or any of its Subsidiaries under any material indenture, agreement or other instrument, or any judgment, decree or order, to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their respective properties may be bound or affected; and

   27. Acknowledgements. The parties hereby acknowledge that (a) they have not entered into a mutual disregard of the terms and provision of the Credit Agreement or the other Loan Documents, or engaged in any course of dealing at variance with the terms and provision of the Credit Agreement or the other Loan Documents and (b) the principal amount of any Term Loan Commitment Increase funded by the Incremental Term Loan Lenders under the Credit Agreement shall be allocated as follows: 26.28% to the Incremental Term A Commitment and 73.72% to the Incremental Term B Commitment. The Borrower hereby further acknowledges that it shall not rely upon the existence of or claim or assert that there exists any such course of dealing or mutual disregard of terms. Each of the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties hereby further acknowledges that the Specified Defaults are all of the Defaults and Events of Default existing under the Credit Agreement of which such Person has knowledge (whether by notice from the Borrower or otherwise) as of the Fifth Amendment Date. The Credit Parties hereby acknowledge and consent that, to the extent that any of the Controlling Shareholders purchases any participation interests in the Credit Agreement, such purchases shall reduce, on a dollar for dollar basis, any obligation of any of the Controlling Shareholders to make an investment in Ziff Davis Holdings Inc. that may exist under Section 7 of that Stock Purchase Agreement dated August 30, 2001 among Ziff Davis Holdings Inc. and certain Controlling Shareholders, as such Section 7 and the obligations thereunder were amended by that Stock Purchase Agreement dated October 31, 2001 among Ziff Davis Holdings Inc. and such Controlling Shareholders.

   28. Financial Advisor. Promptly after the Effective Date, counsel to the Administrative Agent shall have the right to engage a financial advisor to review the Borrower's business plan on behalf of the Credit Parties and to provide advice to the Credit Parties in connection with the financial condition of the Borrower and the restructuring of the Loans and other Obligations under the Credit Agreement and the other Loan Documents. The Borrower will, and will cause each of the other Borrower Parties to, permit representatives of such financial advisor to visit and inspect their respective properties, to inspect their respective books and records and to discuss with their respective principal officers their respective business, assets, liabilities, financial positions, results of operations and business prospects, in each case, to the same extent as permitted to representatives of the Credit Parties pursuant to Section 5.7 of the Credit Agreement. The Borrower will, and will cause each of the other Borrower Parties to, cooperate fully with such financial advisor and its representatives in conducting their review of the Borrower and the other Borrower Parties.

   29. Release and Waiver. In order to induce the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties to execute, deliver and perform this Agreement, the Borrower (a) represents and warrants that there are no claims, causes of action, suits, debts, obligations, liabilities, demands of any kind, character or nature whatsoever, fixed or contingent, which the Borrower may have, or claim to have, against the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties, or any of them, with respect to the transactions contemplated by the Credit Agreement and the other Loan Documents, and the Borrower hereby releases, acquits and forever discharges each of the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties and their respective agents, employees, officers, directors, servants, representatives, attorneys, affiliates, successors and assigns (collectively, the "Released Parties") from any and all liabilities, claims, suits, debts, causes of action and the like of any kind, character or nature whatsoever, known or unknown, fixed or contingent that the Borrower may have, or claim to have, against each of the such Released Parties from the beginning of time until and through the dates of execution and delivery of this Agreement, and (b) hereby covenants and agrees never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any Released Party, by reason of or in connection with any of the foregoing matters, liabilities, claims, suits, debts or causes of action.

   30. Effect on the Credit Agreement. Except as specifically provided herein, the Credit Agreement shall remain in full force and effect, and is hereby ratified, reaffirmed and confirmed. This Agreement shall be deemed to be a Loan Document for all purposes.

   31. Counterparts. This Agreement may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Agreement in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

   32. Delivery of Lender Addenda. Each Credit Party shall become a party to this Agreement by delivering to the Administrative Agent a Lender Addendum, substantially in the form of Annex A attached hereto, duly executed by such Credit Party.

   33. Law of Contract. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

   IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

BORROWER:                                  ZIFF DAVIS MEDIA INC.
                                           By: ________________________________
                                           Name: ______________________________
                                           Title: _____________________________

GURANTORS:                                 ZIFF DAVIS PUBLISHING HOLDINGS INC.,
                                           a Delaware corporation
                                           By: ________________________________
                                           Name: ______________________________
                                           Title:  ____________________________


                                           ZIFF DAVIS PUBLISHING INC.,
                                           a Delaware corporation
                                           By: ________________________________
                                           Name: ______________________________
                                           Title: _____________________________

                                           ZIFF DAVIS INTERNET INC.,
                                           a Delaware corporation
                                           By: ________________________________
                                           Name: ______________________________
                                           Title: _____________________________

                                           ZIFF DAVIS DEVELOPMENT INC.,
                                           a Delaware corporation
                                           By: ________________________________
                                           Name: ______________________________
                                           Title: _____________________________

                                           eTESTING LABS,INC.,
                                           a Delaware corporation
                                           By: ________________________________
                                           Name: ______________________________
                                           Title: _____________________________

LEAD ARRANGER:                             CIBC WORLD MARKETS CORP.
                                           By: ________________________________
                                           Name: ______________________________
                                           Title: _____________________________

                 [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

SYNDICATION AGENT:                  BANKERS TRUST COMPANY
                                   By: ________________________________________
                                   Name: ______________________________________
                                   Title: _____________________________________

DOCUMENTATION AGENT:               FLEET NATIONAL BANK
                                   By: ________________________________________
                                   Name: ______________________________________
                                   Title: _____________________________________

ADMINISTRATIVE AGENT:              CANADIAN IMPERIAL BANK OF COMMERCE
                                   By: ________________________________________
                                   Name:  Deborah D. Strek
                                   Title: Managing Director, CIBC World Markets
                                          Corp., as Agent

                                  SCHEDULE 1

                              SPECIFIED DEFAULTS

   The Borrower has failed to comply with the covenants set forth in Sections 8.1, 8.2, and 8.3 of the Credit Agreement during the period from September 30, 2001 through January 14, 2002.

                                  SCHEDULE 2

                         INCREMENTAL TERM LOAN LENDERS



          Name of Institution                       Incremental Term Loan Ratio
          -------------------                       ---------------------------
Willis Stein & Partners III, L.P.                             93.555%
Willis Stein & Partners Dutch III-A, L.P.                     2.817%
Willis Stein & Partners Dutch III-B, L.P.                     2.817%
Willis Stein & Partners III-C, L.P.                           0.811%

                                    ANNEX A

                            FORM OF LENDER ADDENDUM

                                [see attached]

                                    ANNEX A

                            FORM OF LENDER ADDENDUM
                        (INCREMENTAL TERM LOAN LENDER)

                             ZIFF DAVIS MEDIA INC.
                               CREDIT AGREEMENT
                           DATED AS OF APRIL 5, 2000

   Reference is made to the Credit Agreement, dated as of April 5, 2000, as amended by that certain First Amendment to Credit Agreement dated as of June 12, 2000, as amended by that certain Second Amendment to Credit Agreement dated as of July 19, 2000, as amended by that certain Third Amendment to Credit Agreement dated as of January 22, 2001, as amended by that certain Fourth Amendment to Credit Agreement and Reaffirmation Agreement dated as of July 13, 2001 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Ziff Davis Media Inc., as Borrower, CIBC World Markets Corp., as lead arranger and bookrunner, Bankers Trust Company, as syndication agent, Fleet National Bank, as documentation agent, Canadian Imperial Bank of Commerce, as administrative agent (the "Administrative Agent") and the other Credit Parties party thereto. Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement.
   The Borrower has requested that the Required Lenders agree (a) to forbear from the exercise of their remedies available under the Credit Agreement and the other Loan Documents on account of certain Defaults and Events of Default that have occurred and are continuing under the Credit Agreement and (b) to amend certain provisions of the Credit Agreement, in each case, on the terms and conditions described in the Fifth Amendment to Credit Agreement and Forbearance Agreement in the form attached hereto as Exhibit A (the "Fifth Amendment").

   By execution and delivery of this Lender Addendum as provided in Section 32 of the Fifth Amendment, the undersigned Credit Party hereby consents to and agrees with all of the terms and conditions contained in the Fifth Amendment, effective as of January ___, 2002. The undersigned Credit Party, by its execution and delivery of this Lender Addendum, hereby becomes an Incremental Term Loan Lender, effective as of January __, 2002, for all purposes applicable to such status under the Credit Agreement (as amended by the Fifth Amendment) and to provide, from time to time in its sole discretion at the request of the Borrower, Incremental Term A Commitments and Incremental Term B Commitments in an aggregate principal amount not to exceed $_________________ (maximum share of all Term Loan Commitment Increases).

   THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                         [SIGNATURE ON FOLLOWING PAGE]

   IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this ___ day of January, 2002.

                                          _____________________________________
                                          (NAME OF CREDIT PARTY)

                                          By:________________________________
                                             Name:
                                             Title:

                                   EXHIBIT A

                            COPY OF FIFTH AMENDMENT
                                [see attached]

                                    ANNEX A

                            FORM OF LENDER ADDENDUM
                      (NON-INCREMENTAL TERM LOAN LENDER)

                             ZIFF DAVIS MEDIA INC.
                               CREDIT AGREEMENT
                           DATED AS OF APRIL 5, 2000

   Reference is made to the Credit Agreement, dated as of April 5, 2000, as amended by that certain First Amendment to Credit Agreement dated as of June 12, 2000, as amended by that certain Second Amendment to Credit Agreement dated as of July 19, 2000, as amended by that certain Third Amendment to Credit Agreement dated as of January 22, 2001, as amended by that certain Fourth Amendment to Credit Agreement and Reaffirmation Agreement dated as of July 13, 2001 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Ziff Davis Media Inc., as Borrower, CIBC World Markets Corp., as lead arranger and bookrunner, Bankers Trust Company, as syndication agent, Fleet National Bank, as documentation agent, Canadian Imperial Bank of Commerce, as administrative agent (the "Administrative Agent") and the other Credit Parties party thereto. Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement.
   The Borrower has requested that the Required Lenders agree (a) to forbear from the exercise of their remedies available under the Credit Agreement and the other Loan Documents on account of certain Defaults and Events of Default that have occurred and are continuing under the Credit Agreement and (b) to amend certain provisions of the Credit Agreement, in each case, on the terms and conditions described in the Fifth Amendment to Credit Agreement and Forbearance Agreement in the form attached hereto as Exhibit A (the "Fifth Amendment").

   By execution and delivery of this Lender Addendum as provided in Section 32 of the Fifth Amendment, the undersigned Credit Party hereby consents to and agrees with all of the terms and conditions contained in the Fifth Amendment, effective as of January ___, 2002.

   THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                         [SIGNATURE ON FOLLOWING PAGE]

   IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this ___ day of January, 2002.

                                          _____________________________________
                                          (NAME OF CREDIT PARTY)

                                          By:________________________________
                                             Name:
                                             Title:

                                   EXHIBIT A
                            COPY OF FIFTH AMENDMENT
                                [see attached]

                                      25